                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-19387) pertaining to the Stock Option Plan of Film Roman, Inc. of our report dated March 17, 2000, with respect to the consolidated financial statements of Film Roman, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1999.



Los Angeles, California                            ERNST & YOUNG LLP
March 30, 2000